                                                                    Exhibit 24.1

                        Joint Filer Information Statement

Names:      (i) the  Joseph W.  Craft III 2006  Irrevocable  Trust FBO  Joseph
            W.Craft IV dated February 27, 2006 (A. Wellford Tabor, trustee)

            (ii) the Joseph W. Craft III 2006  Irrevocable  Trust FBO  Caroline
            B.Fiddes dated February 27, 2006 (A. Wellford Tabor, trustee)

            (iii) the Joseph W. Craft III 2006  Irrevocable  Trust FBO Ryan E.
            Craft dated February 27, 2006 (A. Wellford Tabor, trustee)

            (iv) the Joseph W.  Craft III 2006  Irrevocable  Trust FBO Kyle O.
            Craft dated February 27, 2006 (A. Wellford Tabor, trustee)

Address:    c/o A. Wellford Tabor
            301 South College Street
            12th Floor
            Charlotte, NC  28288-0732

Designated
 Filer:     A. Wellford Tabor

Issuer and
Ticker
 Symbol:    Alliance Holdings GP, L.P. (AHGP)

Date of
Event
Requiring
Statement:  June 13, 2006

The undersigned, (i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph
W. Craft IV dated February 27, 2006 (A. Wellford Tabor, trustee), (ii) the
Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February
27, 2006 (A. Wellford Tabor, trustee), (iii) the Joseph W. Craft III 2006
Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006 (A. Wellford Tabor, trustee), and (iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O.
Craft dated February 27, 2006 (A. Wellford Tabor, trustee), are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with A.
Wellford Tabor with respect to the beneficial ownership of securities of
Alliance Holdings GP, L.P.

Signatures:

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated
February 27, 2006,
A. Wellford Tabor, as Trustee,
by Megan Cordle, pursuant to power of attorney
dated February 1, 2007

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated
February 27, 2006,
A. Wellford Tabor, as Trustee,
by Megan Cordle, pursuant to power of attorney
dated February 1, 2007

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated
February 27, 2006,
A. Wellford Tabor, as Trustee,
by Megan Cordle, pursuant to power of attorney
dated February 1, 2007

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated
February 27, 2006,
A. Wellford Tabor, as Trustee,
by Megan Cordle, pursuant to power of attorney
dated February 1, 2007